UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201 Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-793-2145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed to update and amend Item 5.07 of the Current Report on Form 8-K dated June 20, 2013 filed by the Registrant.
Item 5.07	Submission of Matters to a Vote of Security Holders.

(d)  Pernix Therapeutics Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K on June 20, 2013 (the "Original Report") to report, among other things, the final results for each of the matters submitted to a vote of stockholders at its 2013 Annual Meeting of Stockholders (the "Annual Meeting").  The Company is filing this amendment to the Original Report to report that, consistent with the voting results at the Annual Meeting, the Company’s Board of Directors has determined that the Company will hold an advisory vote on the compensation of its named executive officers annually until the next stockholder vote on the frequency of say-on-pay votes under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: April 28, 2014	By:	/s/ Tracy Clifford
Tracy Clifford
Principal Financial and Accounting Officer